UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2004


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                   000-22490                  62-1120025
-----------------------------     ---------------         ----------------------
 (State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)

           430 Airport Road
        Greeneville, Tennessee                                   37745
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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EXPLANATORY NOTE

     The information in this Report, including the exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 to Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


SECTION 2.   FINANCIAL INFORMATION.

Item 2.02.   Results of Operations and Financial Condition.

     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Forward Air Corporation's press release, dated October 26, 2004, announcing its financial results for the quarter and nine months ended September 30, 2004.


SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.   Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is being furnished as part of this Report.


             Exhibit
             Number                          Description
      --------------------------------------------------------------------------
              99.1 Press Release of Forward Air Corporation dated October 26, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FORWARD AIR CORPORATION

Date: October 26, 2004                     By: /s/ Andrew C. Clarke
                                               ---------------------------------
                                               Andrew C. Clarke
                                               Chief Financial Officer and
                                               Senior Vice President

                                  EXHIBIT INDEX


     No.                                 Exhibit
-----------  -------------------------------------------------------------------
    99.1     Press Release of Forward Air Corporation dated October 26, 2004.